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                                                                 EXHIBIT 10.25.1

                       ESMOR CORRECTIONAL SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

       THIS OPTION AGREEMENT is made and entered as of the ___ day of ______, ____, by and between Esmor Correctional Services, Inc., a Delaware corporation (the "Corporation") and ______ ____ (the "Optionee").

       WHEREAS, the Optionee is an outside director of the Corporation; and

       WHEREAS, the Corporation considers it desirable and in its best interests that Optionee be given an opportunity to acquire a proprietary interest in the Corporation by possessing a non-qualified option to purchase shares of Common Stock of the Corporation, par value $.01 per share (the "Common Stock"), in accordance with the provisions of the Corporation's 1994 Non-Employee Director Stock Option Plan (the "Plan").

       NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

       1. Grant of Option. The Corporation hereby grants to the Optionee the right and option (hereinafter the "Option") to purchase all or any part of an aggregate of ___ ________ ________ shares of Common Stock (such number being subject to adjustment as hereinafter provided), on the terms and conditions herein set forth and in the Plan, which is incorporated herein by reference. The Optionee acknowledges receipt of a copy of the Plan.

       The Optionee acknowledges that the Option is not an "incentive option" within the meaning of an "incentive stock option plan" and Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

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       This Option is granted subject to the approval of the Plan by the shareholders of the Corporation.

       2. Purchase Price. The purchase price of the Common Stock covered by the Option shall be _____ per share (the "Purchase Price").

       3. Term of the Option. The Option shall be exercisable as to ____ _______________ shares of Common Stock commencing ____________ and as to an additional ___________________ shares of Common Stock commencing ________ 1996. The Option granted hereby shall terminate ______ _, ____ unless earlier terminated as provided herein or in the Plan.

       4. Method of Exercising Option. The Option may be exercised in whole or in part at any time (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Corporation, together with the tender of the Purchase Price of the Common Stock covered by the Option. Payment of the Purchase Price may be made in any of the following ways:

              (a) in United States dollars in cash or by check payable to the Corporation; or

              (b) by delivery of shares of Common Stock of the Corporation already owned by the Optionee, valued at fair market value; or

              (c) by a combination of cash or check and Common Stock as provided in (a) and (b) above; or

              (d) in the discretion of the Corporation, by the issuance by the Optionee of a promissory note, which shall be payable in one or more installments and over such period of time (not in excess of five years) as determined by the Corporation and shall bear interest at such rate as shall be determined by the Corporation, which in no event shall be less than the

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                     minimum rate required by the provisions of Section 483 of
                     the Code to award the imputation of income to such Optionee.

       As soon as practicable after receipt by the Corporation of such notice and of payment in full of the Option price of all the Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such Common Stock shall be issued in the name of the Optionee, and shall be delivered to the Optionee. All Common Stock shall be issued duly upon receipt by the Corporation of the Optionee's representation that the shares of Common Stock are purchased for investment and not with the view toward distribution thereof.

       5. Availability of Shares. The Corporation, during the term of this Option, at all times shall keep available the number of shares of Common Stock required to satisfy the Option. Notwithstanding the foregoing, the Corporation shall not be obligated to deliver any Common Stock unless and until, in the opinion of the Corporation's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding Common Stock is at the time listed on any securities exchange, unless and until the Common Stock to be delivered has been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of the Common Stock have been approved by the Corporation's counsel.

       6. Adjustments. (a) If prior to the exercise of the Option granted hereunder the Corporation shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of shares of its common stock outstanding

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without receiving compensation therefor in money, services or property, the number of shares of Common Stock subject to the option hereby granted shall (i) if a net increase shall have been effected in the number of outstanding shares of the Corporation's Common Stock, be proportionately increased and the Purchase Price per share of Common Stock shall be proportionately reduced; and (ii) if a net reduction shall have been effected in the number of outstanding shares of the Corporation's Common Stock, be proportionately reduced and the Purchase Price per share of Common Share be proportionately increased.

              (b) In the event the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while any unexercised Options remain outstanding;

                     (i)    subject to the provisions of clauses (iii), (iv) and
                            (v) below, after the effective date of such merger, consolidation or sale, as the case may be, the Optionee shall be entitled, upon exercise of the Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

                     (ii) the Corporation may waive any discretionary limitations imposed with respect to the exercise of the Option so that the Option from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Corporation, shall be exercisable in full; or

                     (iii) the Option may be cancelled by the Corporation as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to the Optionee, and the Optionee shall have the right to exercise such option in full (without regard to any discretionary

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                            limitations imposed with respect to the option)
                            during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

                     (iv) the Option may be cancelled by the Corporation as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to the Optionee and the Optionee shall have the right to exercise the Option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the Option prior to the effective date of such merger, consolidation, liquidation or sale; or

                     (v) the Corporation may provide for the cancellation of the Option and for the payment to the Optionee of some part or all of the amount by which the value thereof exceeds the payment, if any, which the Optionee would have been required to make to exercise such option.

              (c) Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of shares of Common Stock subject to the Option, provided, however, in the event the Corporation issues or sells any Common Stock or Common Stock Equivalents without consideration or for consideration per share less than the current fair market value per share (as defined in the Plan) on the date of such issuance or sale, or fixes a record date for the issuance or subscription rights, options or warrants to all holders of Common Stock entitling them to purchase Common Stock (or Common Stock Equivalents) at a price per share (or having an exercise or conversion price per share) less than the then current fair market value per share, the Purchase Price shall be adjusted so that it will equal the price determined by multiplying the Purchase Price in effect immediately prior to the adjustment

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by a fraction, of which the numerator shall be (i) the number of shares outstanding on the record date for such sale or issuance, plus (ii) the number of additional shares which the aggregate consideration received by the Corporation upon such issuance or sale (plus the aggregate of any additional amount to be received by the Corporation upon the exercise of such subscription rights, options or warrants) would purchase at the fair market value, and of which the denominator shall be (x) the number of shares outstanding on the record date for such issuance or sale, plus (y) the number of additional shares offered for subscription or purchase (or into which the Common Stock Equivalents so offered are exercisable or convertible). Each adjustment shall become effective retroactively immediately after the record date for the issuance. To the extent that Common Stock (or Common Stock Equivalents) are not delivered after the expiration of such subscription rights, options or warrants, the Purchase Price shall be readjusted to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares (or Common Stock Equivalents) actually delivered. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

       7. Restrictions. The holder of this Option, by acceptance hereof, represents and warrants as follows:

              (a) This Option and the right to purchase common stock hereunder is personal to the holder and shall not be transferred to any other person, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as

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amended ("ERISA"), or by the rules thereunder. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this
Section 7, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

              (b) The holder hereof has been advised and understands that the Option has been issued in reliance upon exemptions from registration under the Securities Act and applicable state statutes; the exercise of the Option and resale of the Option and the Common Stock have not been registered under the Securities Act or applicable state statutes and must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Corporation is under no obligation to register the Option or the Common Stock under the Securities Act or the applicable state statutes; in the absence of such registration, the sale of the Option or the Common Stock may be practicably impossible; the Corporation's registrar and transfer agent will maintain stop-transfer instructions against registration or transfer of the Option and the Common Stock and any certificate issued upon exercise of the Option representing the Common Stock will bear on its face a legend in substantially the following form restricting the sale of the Common Stock:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")

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       AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144
       PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

              (c) Prior to two years from the date the Option has been exercised and the Common Stock fully paid for, the Corporation may refuse to transfer the Common Stock unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Corporation or a "no action" letter or interpretive response from the staff of the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such opinion letter or response states that the Common Stock are free of any restrictions under the Securities Act, the Corporation may refuse to transfer the Common Stock to any transferee who does not furnish in writing to the Corporation the same representations and agree to the same conditions with respect to such Common Stock as are set forth herein. Notwithstanding any of the foregoing, the Corporation may refuse to transfer the Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

              (d) After two years but prior to three years from the date the incentive Option has been exercised and the Common Stock fully paid for, the Corporation may refuse to transfer the Common Stock unless the holder either (i) meets the requirements of Subparagraph (b) above; or (ii) sells such Common Stock in accordance with Rule 144 and furnishes to the Corporation written assurances of compliance therewith in the form of a copy of the Notice of Form 144 and appropriate letters of compliance from the holder of

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such Common Stock and the securities broker-dealer to or through which such
Common Stock are being sold. No opinion of counsel for the holder of the Common Stock shall be required respecting sales in reliance on Rule 144 pursuant to Clause (ii) of this Subparagraph (d).

              (e) After three years from the date of the Option has been exercised and the Common Stock fully paid for, the Corporation shall, upon the written request of any persons who have held the Common Stock for three years (excluding any tolling period provided for by Rule 144) and who is not, and has not been during the preceding three months, an affiliate of the Corporation, re-issue to such holder in such names and denominations as the holder shall request, one or more certificates for the Common Stock without any restriction whatsoever on their further transfer and cancel any and all stop transfer instructions regarding such Common Stock on the books and records of the Corporation.

       8. Shareholder's Rights. The Optionee shall have no rights as a shareholder with respect to the Common Stock issuable upon exercisable of this Option until payment of the Option price and delivery to the Optionee of the Common Stock as provided herein.

       9. Termination of Option. Except as otherwise stated herein, the Option to the extent not heretofore exercised shall terminate upon the first of the following dates to occur:

              (a) In the event the Optionee ceases to be a member of the Board of Directors of the Corporation for any reason other than death or permanent disability, any

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then unexercised portion of the Option granted to the Optionee shall, to the extent not then vested, immediately terminate and become void; any portion of the Option which is then vested but has not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent it is then vested, by the Optionee within 180 days of the date the Optionee ceased to be a member of the Board; and all options shall terminate after such 180 days have expired.

              (b) In the event that the Optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the Option.

              (c)    ______ _, ____, the fifth anniversary of this Agreement.

       10. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the State of Delaware. Such construction is vested in the Board of Directors and its construction shall be final and conclusive.

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       IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be executed by its proper corporate officers thereunto duly authorized.



                                   ESMOR CORRECTIONAL SERVICES, INC.


                                By:
                                   ---------------------------------
                                   James F. Slattery, President



                                   ---------------------------------
                                   ___________


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